UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2006
MGI PHARMA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0- 10736	41-1364647

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5775 West Old Shakopee Road, Suite 100, Bloomington, Minnesota	55437

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 346-4700

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     On April 19, 2006, MGI PHARMA, INC. issued a press release reporting financial results for the quarter ended March 31, 2006. A copy of MGI PHARMA’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)          Exhibits

99.1	MGI PHARMA, INC. press release dated April 19, 2006, announcing financial results for the quarter ended March 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGI PHARMA, INC.
Date: April 19, 2006	By:	/s/ James C. Hawley
James C. Hawley
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	MGI PHARMA, INC. press release dated April 19, 2006, announcing financial results for the quarter ended March 31, 2006.